UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report: May 11, 2015 (Date of earliest event reported)
Firsthand Technology Value Fund, Inc. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00830 (Commission File Number)	27-3008946 (IRS Employer Identification Number)

150 Almaden Blvd., Suite 1250 San Jose, CA (Address of principal executive offices)		95113 (Zip Code)

(800) 976-8776 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 8, 2015, the Board of Directors of Firsthand Technology Value Fund, Inc. (“SVVC”) approved the formation of a fully owned subsidiary of SVVC named Firsthand Venture Investors (“FVI”). SVVC will contribute substantially all of its assets to FVI in return for ownership interest in FVI. The transaction is expected to close after the close of business on June 30, 2015. Following the closing of the transaction, SVVC will have all or substantially all of its investment activities conducted through FVI. The Board believes this new structure has the potential to improve the operational and tax efficiency of SVVC.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None

(b) Pro forma financial information:
            None

(c) Shell company transactions:
            None

(d) Exhibits
            None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2015	FIRSTHAND TECHNOLOGY VALUE FUND, INC.

	By:	/s/ Kevin Landis
Kevin Landis President

Exhibit Index
Exhibit No.	Description
1	Form of Contribution and Exchange Agreement
2	Form of Amended and Restated Partnership Agreement